CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Registration Statement of First Sunrise, Inc. on Form SB-2 of our Report of Independent Auditors dated August 13, 1999 on the financial statements of First Sunrise, Inc. for the year ended December 31, 1999 appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



AHEARN, JASCO + COMPANY, P.A.
Certified Public Accountants

Pompano Beach, Florida
September 2, 1999

CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Registration Statement of First Sunrise, Inc. on Form SB-2 of our Report of Independent Auditors dated August 25, 1999, on the financial statements of Platinum Executive Search, Inc. appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



AHEARN, JASCO + COMPANY, P.A.
Certified Public Accountants

Pompano Beach, Florida
September 2, 1999

CONSENT OF INDEPENDENT AUDITORS


I consent to the use in this Registration Statement of First Sunrise, Inc. on Form SB-2 of my Report of Independent Auditor for Renaissance Leadership, Inc. dated August 13, 1999 appearing in this Prospectus, which is part of this Registration Statement.

I also consent to the reference to me under the heading "Experts" in such Prospectus.




J. Michael Connolly, CPA
J. Michael Connolly
Certified Public Accountant

Centreville, Maryland
September   3, 1999

CONSENT OF INDEPENDENT AUDITOR


We consent to the use in this Registration Statement of First Sunrise, Inc. on Form SB-2 of our Report of Independent Auditors for Strupp Investments, LLC dated August 30, 1999appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



Christina Stylianou
Certified Public Accountant
Astoria, New York
September 3, 1999

CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Registration Statement of First Sunrise, Inc. on Form SB-2 of our Report of Independent Auditors dated February 14, 1998 on the financial statements of First Sunrise, Inc. appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

The B & B Group, LLP

The B & B Group, LLP
Certified Public Accountants

Pleasantvile, New York
September 2, 1999

To The Board of Directors of
First Sunrise Inc.

                   Re: First Sunrise Inc.



SCHONFELD & WEINSTEIN, L.L.P. does hereby consent to the use of our opinion dated September 2, 1999, to First Sunrise Inc. to be used and filed in connection with the SB-2 Registration Statement and Prospectus, as filed with the Securities and Exchange Commission.





Schonfeld & Weinstein, L.L.P.

SCHONFELD & WEINSTEIN, L.L.P.

Dated: September 2, 1999